Exhibit 10.26

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Buyer	Seller
LOCKHEED MARTIN CORPORATION	ID: HE6J00
MISSILES AND FIRE CONTROL-ORL	ENDWAVE CORPORATION
5600 SAND LAKE ROAD	6425 CAPITOL AVE
ORLANDO FL 32819	DIAMOND SPRINGS CA 95619
Confirmed With: S MCGOWAN
Order Contact: PIVACCO, JULIE	Confirmed Date: 05/21/2002
Telephone: 4073562851
Email: julie.pivacco@lmco.com
Fax:

Bill To	Ship To
ID: 0571572578	ID: 057157257.
LOCKHEED MARTIN CORPORATION	CAUTION:
MISSILES AND FIRE CONTROL-ORL	THIS PO MAY CONTAIN MULTIPLE
PHONE (407) 356-5141	ITEMS WITH DIFFERING SHIP-TO
5600 SAND LAKE ROAD	ADDRESSES. SEE INDIVIDUAL
ACCOUNTS PAYABLE, MP 265	ITEMS FOR SHIP-TO INFORMATION
ORLANDO FL 328198907

FOB	Terms of Sale
Type: Basic Discount Offered
Basis: Invoice Date
Discount Percent:
Discount Days Due:
Net Days: 30
Discount Amount:
Description:
Day of Month:
Payment Method:

Lockheed Martin	Accepted
Authorized Procurement Representative	Seller Authorized Representative

Date	Date

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Carrier	Order Details
Routing Sequence: Origin/Delivery Carrier (Any Mode)	Business System: 8146
Identification Qualifier:	Transmittal Date: 06/19/2002
Identification:	Transmittal Time: 1008
Transportation Method/Type:	Document Purpose: Change
Routing: SEE EACH LINE ITEM FOR ROUTING	Purchase Order Type: Stand-alone Order
Transit Direction:	Release Number:
Transit Time Direction Qualifier:	Contract No:
Transit Time Direction:	Acknowledgement:
Service Level:	Supplier Ack Date:
Invoice Type:
Contract Type:

TAX
Tax ID Number:
Jurisdiction:
Exemption Status:

Notes

This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/Release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certifications contained in the referenced terms and conditions are current and accurate.

Letters & Notes: PO HEADER TEXT

ON ABOVE PURCHASE ORDER CHANGE
DIFFERENCES IN PO HEADER
ADDED TEXT (SEE LEGEND):
009702555     010072433
DELETED TEXT (SEE LEGEND):
009702555
CHANGED ITEM 0001         IDENT NO. 79742210-001
**RECEIVER
DIFFERENCES IN PO LINE ITEM
UNIT PRICE
FROM —	[*]
TO —	[*]
OTHER CHARGE DIFFERENCES FOR LINE ITEM
ADDED—DRAW, PLANS, REDESIGN, SUP ENG-SOMETIM
AT	[*]
CHANGED—DRAW, PLANS, REDESIGN, SUP ENG-1 PER P
FROM	[*]	TO [*]
SCHEDULE (FROM)
QUANTITY	DUE DATE

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Continued…
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
SCHEDULE (TO)
QUANTITY	DUE DATE
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
1.00000	[*]
LEGEND TO TEXT OF INVOKED CLAUSES
009702555
MILESTONE PAYMENTS SHALL BE IN ACCORDANCE WITH SPECIAL PROVISION 73-4 WHICH IS HEREBY INCORPORATED AS A PART OF THIS CONTRACT. MILESTONE EVENTS AND COMPLETION SCHEDULE DATES ARE SET FORTH IN SP 73-4. FOR AMENDMENT P01, SP 73-4 WILL BE RESTRUCTURED TO REFLECT THE 30-MONTH STRETCH OUT.
010072433
AMENDMENT PO1 ACTIONS:
1)	STATUS OF ENDWAVE’S PERFORMANCE TO DATE:
- PDR HELD 2/5/02; CORRESPONDING MILESTONE PAYMENT OF [*] PAID 4/10/02 PER CLIN 001 OF SP73-4.
2)	STOP WORK ORDER ISSUED BY LMC 2/14/02. STOP WORK WAS ISSUED BY LMC AFTER NOTIFICATION OF A 30-MONTH STRETCH OUT OF THE CURRENT LMC EMD CONTRACT.
3)	THE STOP WORK ORDER IS RESCINDED AT NO CHANGE IN PO PRICE.
4)
ENDWAVE SHALL PERFORM NO WORK ON THE PO UNTIL AUTHORIZED IN WRITING BY THE LOCKHEED MARTIN (LMC) BUYER. [*] IF THE LMC BUYER DOES NOT AUTHORIZE ENDWAVE TO RECOMMENCE PERFORMANCE BY [*], LOCKHEED MARTIN SHALL TERMINATE THE PO FOR CONVENIENCE UNLESS THE PARTIES AGREE TO AN EXTENSION. THE TERMINATION CHARGE SHALL NOT EXCEED [*].

THE FOLLOWING TEXT HAS BEEN ADDED:
OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, INVOICES, PACKAGES, AND SHIPPING DOCUMENTS.
LOCKHEED MARTIN CORPORATION’S POLICY IS IN FULL COMPLIANCE WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Continued…

ACCEPTANCE IS HEREBY GRANTED PER THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER. SIGN AND RETURN COPY TO THE BUYER WHEN PO EXCEEDS [*].

•
LOCKHEED MARTIN IS COMMITTED TO E-COMMERCE AND INVITES OUR SUPPLIERS TO VISIT OUR PROCUREMENT WEB PAGE FOR GENERAL PO INFORMATION & PAPERLESS INITIATIVES (USE LOWER CASE LTTRS): HTTPS://SUPPLIERNET.EXTERNAL.LMCO.COM/MAIN/INDEX.CFM

•

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Line	Item	Quantity	Unit	Price	Price Unit	Currency	Eng Chng	Item Total

001	79742210-001	7	Each	[*]	Price per Each			[*]

Description

Part Number Description: **RECEIVER
Drawing Revision Number: — /000

Charge Information

Charge—Layout/Design, Amount: 192754.00, Quantity: Charge to be Paid by Customer
Charge—Layout/Design, Amount: 1329130.00, Quantity: Charge to be Paid by Customer

Schedule

Quantity: 1, UM: EA, Required Date (Date Due—Contract): 09/30/2005
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—
Quantity: 1, UM: EA, Required Date (Date Due—Contract): [*]
Contract Number LMMTI-2000-AHP712-MF01—
Defense Priorities Allocation System Priority Rating NONE—

Item Ship To

ID: 0571572578S01
LOCKHEED MARTIN CORPORATION
MISSILES AND FIRE CONTROL-ORL
5600 SAND LAKE ROAD
ATT: BLDG 10 RECEIVING
ORLANDO FL 32819

Condition of Sale

No Substitution Allowed
Manufacturer
SEE TEXT FOR APPROVED SUPPLIER/MANUFACTURER

FOB

Payment Method: Defined by Buyer & Seller

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Purchase Order 88MS31651
Amendment Number: P01	Order Date: 05/21/2002
Lockheed Martin Business Unit: Missiles & Fire Control – Orlando	Document Type: Amendment
Status: New

Continuation of Line Item 0001

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Transportation Method/Type: Motor
Routing: 401-12

Tax

Tax ID Number: SEE TEXT
Exemption Status: 3 Exempt (For Resale)

Notes

Letters & Notes: PO LINE ITEM TEXT

APPROVED SUPPLIER/MANUFACTURER:
ENDWAVE CORPORATION
DIAMOND SPRINGS CA 95619
SOURCE INSPECTION REQUIREMENTS: LMC SI REQ’D—GROUP2
LEGEND TO TEXT OF INVOKED CLAUSES
T00084    LOCKHEED MARTIN MISSILES & FIRE CONTROL HAS OBTAINED A DIRECT PAYMENT CERTIFICATE FROM THE STATE OF FLORIDA. THIS CERTIFICATE PERMITS LOCKHEED MARTIN MISSILES & FIRE CONTROL TO PURCHASE TANGIBLE PERSONAL PROPERTY WITHOUT THE PAYMENT OF FLORIDA SALES AND USE TAX TO THE SUPPLIER OF SUCH PROPERTY. LOCKHEED MARTIN MISSILES & FIRE CONTROL HAS BEEN AUTHORIZED TO SELF-ACCRUE AND REMIT THE USE TAX DIRECTLY TO THE STATE OF FLORIDA.
IF YOU DO NOT HAVE A COPY OF OUR CERTIFICATE PLEASE CALL (407) 356-3857.
LOCKHEED MARTIN MISSILES & FIRE CONTROL IS COMMITTED TO OPERATING ITS FACILITIES IN AN ENVIRONMENTALLY RESPONSIBLE MANNER ACCORDING TO ISO 14001 STANDARDS. THAT INCLUDES: COMPLYING WITH ALL ENVIRONMENTAL LAWS AND REGULATIONS, WORKING TO REDUCE HAZARDOUS WASTES, AIR EMISSIONS, SOLID WASTES, INDUSTRIAL WASTEWATER GENERATION, AND IMPLEMENTING A POLLUTION PREVENTION PROGRAM. WE ENCOURAGE OUR SUPPLIERS, INCLUDING THOSE COMPANIES TO WHOM WE OFFLOAD WORK, TO BE ENVIRONMENTALLY RESPONSIBLE IN THEIR OPERATIONS.

Total: [*]

End of Document

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.